UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2017

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iStar Inc.
(Exact name of registrant as specified in its charter)

Maryland	1-15371	95-6881527
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1114 Avenue of the Americas, 39th Floor New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 930-9400
 _______________________________________________________________________________

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
iStar Inc., a Maryland corporation (the “Company”) is filing this Form 8-K/A (this “Amendment”) to amend its Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on May 16, 2017 (the “Original Filing”). The sole purpose of this Amendment is to disclose the determination of the Board of Directors of the Company regarding how frequently the Company will conduct future stockholder advisory votes on the compensation paid to its named executive officers. Except for the foregoing, no other changes are being made to the Original Filing, nor are any of the other disclosures in the Original Filing updated or modified in any way. Accordingly, this Amendment should be read in conjunction with the Original Filing.
Item 5.07 - Submission of Matters to a Vote of Security Holders.
As reported in the Original Filing, at the Company's Annual Meeting of Stockholders held on May 16, 2017 (the "Annual Meeting"), a majority of the votes cast by stockholders voted, on an advisory basis, to hold an advisory vote to approve the compensation of the Company’s named executive officers every year. Consistent with the stockholder vote and the Board of Director’s recommendation with respect to this proposal included in the Company’s proxy statement for the Annual Meeting, the Board of Directors has decided that it will include an advisory stockholder vote on named executive officer compensation in its proxy materials every year. The Company intends to continue holding such votes every year until the next required advisory vote on the frequency of stockholder votes on named executive officer compensation, which will occur no later than the Company's Annual Meeting of Stockholders in 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

iStar Inc.

Date:	August 30, 2017	By:	/s/ JAY SUGARMAN
Jay Sugarman Chairman and Chief Executive Officer